Rule 497 (e)

333-124048

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

SUPPLEMENT DATED MARCH 7, 2017

TO PROSPECTUS DATED MAY 1, 2016

The following investment options in Appendix A have changed their names and objectives:

Fund Name	New Fund Name	New Objective
JNF SSGA Tactical Allocation	Power Dividend Index	Total return from income and appreciation.
JNF SSGA Sector Rotation	Power Momentum Index	Capital growth and income.

The following investment options are no longer available and have been removed from Appendix A:

Adaptive Allocation Portfolio

JNF Exceed Defined Shield Index Portfolio

Guggenheim VT CLS AdvisorOne Global Growth

Guggenheim VT CLS AdvisorOne Growth and Income

Mariner Managed Futures Strategy

Eaton Vance VT Large-Cap Value

Franklin High Income VP Fund

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS.  READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-03-07-2017